Exhibit 99.1

D&D Bancorp, Inc.

170 Moving in the Same Direction… Together D&D Bancorp, Inc. During 2012, much of our efforts were spent on building internal and external relationships. The key to any successful relationships is when both parties derive a perceived benefit. The Fidelity Bankers are committed to providing superior customer service and are passionate about the customers success.

Balance Sheet Growth $ in millions $576 $556 $562 $607 $602 $436 $424 $408 $403 $435 $433 $459 $482 $516 $515 2008 2009 2010 2011 2012 Assets Net Loans Deposits D&D Bancorp, Inc. Assets have increase modestly as we have restructured the balance sheet to reduce risk and volatility. Loans balances are back to the 2008 level as we worked through the great recession and have improved overall asset quality. Deposit have increased by over 19%. More importantly, the deposit mix has changed.

$ in millions $433 $459 $482 $516 $515 $260 $311 $339 $390 $398 $174 $148 $144 $125 $117 $60 $160 $260 $360 $460 $560 2008 2009 2010 2011 2012 Total Deposit Total Core Deposits Total CD's D&D Bancorp, Inc. D&D Bancorp, Inc. Total core deposits increased by $138 million. An annual core deposit growth rate of 8.24%.

$17 Million DDA Increase in 2012 D&D Bancorp, Inc.

$16 Million Increase of Personal Trust Assets under management D&D Bancorp, Inc.

D&D Bancorp, Inc. Fidelity Asset Management: the financial services division under the leadership of Bill McAndrew generated revenue over $500,000. Bill was ranked in the top 3% of financial service representatives in the Invest system of over 500 representatives.

600 Mortgages Over $107.8 Million D&D Bancorp, Inc. Fidelity continued its market dominance as one of the largest mortgage originators in Northeastern PA with over $107.8 million in residential mortgage loans.

Efficiency Ratio 72.98% 72.51% 65.38% 65.47% 63.40% 58.00% 60.00% 62.00% 64.00% 66.00% 68.00% 70.00% 72.00% 74.00% 2008 2009 2010 2011 2012 D&D Bancorp, Inc. Throughout the Bank, all employees have done an excellent job of controlling expenses. Our efficiency ratio is the lowest it has been in many years. This is due to the modest increase in expenses and the robust growth in revenue.

D&D Bancorp, Inc. These results would not have been possible without the hard work and efforts of all Fidelity Bankers. I want to thank them for the devotion to the bank and the work done on a daily basis.

D&D Bancorp, Inc. The Board of Directors have allowed us to invest in the employees to ensure that we have the necessary skills to move the business forward.

Fidelity D & D Bancorp, Inc. 2013 Annual Meeting of Shareholders Supplemental Financial Information Fiscal Year 2012 and First Quarter 2013 Salvatore R. DeFrancesco, Jr., CPA, CGMA Treasurer and Chief Financial Officer May 7, 2013 D&D Bancorp, Inc.

Forward-looking Statements

This presentation contains forward-looking statements that describe our future plans, strategies and expectations. Forward-looking statements can be identified by the fact that they do not relate strictly to historical or current facts. They often include words such as "believe," "expect," "anticipate," "intend," "plan," "estimate" or words of similar meaning, or future or conditional verbs such as "will," "would," "should," "could" or "may." All forward-looking statements are based on assumptions and involve risks and uncertainties, many of which are beyond our control and which may cause our actual results, performance or achievements to differ materially from the results, performance or achievements contemplated by the forward-looking statements. These risks and uncertainties include, among other things:

- *Continued weakness in economic and business conditions, nationally and in our market areas, which could increase credit-related losses and expenses and/or limit growth.*
- *Further declines in the market value of investment securities that are considered to be other-than-temporary, which would negatively impact our earnings and capital levels.*
- *Increases in defaults by borrowers and other delinquencies could result in increases in our provision for credit losses and related expenses.*
- *Changes in legislative or regulatory requirements applicable to us and our subsidiaries could increase costs, limit certain operations and adversely affect results of operations.*
- *Fluctuations in interest rates and market prices could reduce our net interest margin and asset valuations and increase our expenses.*
- *Reduced wholesale funding capacity or higher borrowing costs which would reduce our liquidity and negatively impact earnings and net interest margin.*
- *Competitive pressures among depository and other financial institutions nationally and in our market areas may increase significantly.*
- *Our inability to manage growth effectively, including the successful expansion of our customer support, administrative infrastructure and internal management systems, could adversely affect our results of operations and prospects.*
- *The inability to successfully execute our strategic growth initiatives, which could limit further revenue and earnings growth.*
- *Changes in tax requirements, including tax rate changes, new tax laws and revised tax law interpretations may increase our tax expense or adversely affect our customers' businesses.*
- *The consequences of continued bank acquisitions and mergers in our market areas, resulting in fewer but much larger and financially stronger competitors, could increase competition for financial services to our detriment.*
- *Other risks and uncertainties described in this presentation and the other reports that Fidelity D & D Bancorp, Inc. files with the Securities and Exchange Commission, including its most recent Annual Report on Form 10-K.*

In light of these risks, uncertainties and assumptions, you should not place undue reliance on any forward-looking statements in this presentation. We undertake no obligation to publicly update or otherwise revise any forward-looking statements, whether as a result of new information, future events or otherwise.

Dollars in Thousands except per share information Year-To-Date December 31, 2012 2011 Variance Net Interest Income 20,640$ 20,842$ (202)$ Provision for Loan Loss 3,250 1,800 1,450 Net Interest Income after Loan Loss 17,390 19,042 (1,652) Net Impairment (Loss) (136) (246) 110 Other Income 7,645 5,938 1,707 Total Other Operating Income 7,509 5,692 1,817 Salaries and Benefits 9,104 8,786 318 Credit-related Collection/Foreclosure Costs 779 717 62 FDIC Premiums 505 617 (112) FHLB Prepayment Fee 236 - 236 Other Operating Expense 7,814 7,924 (110) Total Noninterest Expense 18,438 18,044 394 Income before Taxes 6,461 6,690 (229) Tax Provision 1,559 1,645 (86) Net Income 4,902$ 5,045$ (143)$ Earnings Per Share (Diluted) 2.14$ 2.28$ (0.14)$ Dividends Per Share 1.00$ 1.00$ -$ Unaudited Income Statement Summary D&D Bancorp, Inc.

Fidelity D & D Bancorp, Inc. 3.60% 3.71% 3.89% 3.89% 3.80% 2.50% 2.75% 3.00% 3.25% 3.50% 3.75% 4.00% 4.25% 4.50% 2008 2009 2010 2011 2012 Years Net Interest Margin UBPR Peer Group D&D Bancorp, Inc.

$- $1,000 $2,000 $3,000 $4,000 $5,000 $6,000 $7,000 $8,000 2010 2011 2012 $1,887 $1,778 $1,787 $815 $972 $1,090 $798 $799 $1,766 $710 $721 $1,022 $328 $344 $556 $519 $348 $420 $611 $520 $629 $522 Noninterest Income Dollars in Thousands Deposit service charges Interchange fees Gain on sale of loans Loan service charges Gain on sale of securities Financial service fees Trust fees Other Operating Income D&D Bancorp, Inc.

$- $5,000 $10,000 $15,000 $20,000 2010 2011 2012 $9,001 $8,786 $9,104 $7,511 $7,924 $7,814 $859 $617 $505 $645 $717 $779 Noninterest Expense Dollars in Thousands Salaries and Benefits Other Operating Expense FHLB Prepament Fee FDIC Premiums Credit-related Costs D&D Bancorp, Inc.

Condensed Balance Sheet Dollars in Thousands December 31, December 31, YTD 2012 2011 Variance Assets Cash & cash equivalents 21,846$ 52,165$ (30,319)$ Securities 100,730 108,544 (7,814) Mortgages Held-for-Sale 10,545 4,537 6,008 Loans and Leases 433,556 406,294 27,262 Allowance for Loan Loss (8,972) (8,108) (864) Net Loans 424,584 398,186 26,398 Premises & Equipment 14,127 13,575 552 Other Assets 29,693 29,735 (42) TOTAL ASSETS 601,525$ 606,742$ (5,217)$ Liabilities & Equity Non-interest-bearing Demand Deposits 126,035$ 96,155$ 29,880$ NOW, Savings, Money Markets 271,999 294,302 (22,303) Time Deposits 116,626 125,345 (8,719) Total Deposits 514,660 515,802 (1,142) Short-term Borrowings 8,056 9,507 (1,451) FHLB Advances 16,000 21,000 (5,000) Other Liabilities 3,863 6,809 (2,946) TOTAL LIABILITIES 542,579 553,118 (10,539) Equity 58,946 53,624 5,322 TOTAL LIABILITIES & EQUITY 601,525$ 606,742$ (5,217)$ D&D Bancorp, Inc.

Dollars in Thousands except per share information Quarterly Year-over-year 1Q '13 1Q '12 Variance Net Interest Income 5,233$ 5,114$ 119$ Provision for Loan Loss 550 700 (150) Net Interest Income after Loan Loss 4,683 4,414 269 Net Impairment (Loss) - (105) 105 Other Income 2,033 2,056 (23) Total Other Operating Income 2,033 1,951 82 Salaries and Benefits 2,474 2,357 117 Credit-related Collection/Foreclosure Costs 283 138 145 FDIC Premiums 126 122 4 FHLB Prepayment Fee - 236 (236) Other Operating Expense 1,962 1,860 102 Total Noninterest Expense 4,845 4,713 132 Income before Taxes 1,871 1,652 219 Tax Provision (Benefit) 477 395 82 Net Income 1,394$ 1,257$ 137$ Earnings Per Share (Diluted) 0.60$ 0.56$ 0.04$ Dividends Per Share 0.25$ 0.25$ -$ Unaudited Income Statement Summary D&D Bancorp, Inc.

Fidelity D & D Bancorp, Inc. D&D Bancorp, Inc.

$- $500 $1,000 $1,500 $2,000 1Q '13 1Q '12 $452 $419 $272 $254 $504 $395 $234 $294 $119 $254 $155 $168 $149 $158 $148 $114 Noninterest Income Dollars in Thousands Deposit service charges Interchange fees Gain on sale of loans Loan service charges Gain on sale of securities Financial service fees Trust fees Other Operating Income D&D Bancorp, Inc.

$- $1,000 $2,000 $3,000 $4,000 $5,000 1Q '13 1Q '12 $2,474 $2,357 $1,962 $1,860 $236 $126 $122 $283 $138 Noninterest Expense Dollars in Thousands Salaries and Benefits Other Operating Expense FHLB Prepament Fee FDIC Premiums Credit-related Costs D&D Bancorp, Inc.

Condensed Balance Sheet Dollars in Thousands March 31, December 31, 1st Quarter March 31, * Unaudited 2013* 2012 Variance 2012* Assets Cash & cash equivalents 20,730$ 21,846$ (1,116)$ 65,681$ Securities 99,496 100,730 (1,234) 115,367 Loans and Leases 450,677 444,101 6,576 422,272 Allowance for Loan Loss (8,236) (8,972) 736 (8,320) Net Loans 442,441 435,129 7,312 413,952 Premises & Equipment 13,876 14,127 (251) 13,942 Other Assets 31,628 29,693 1,935 30,338 TOTAL ASSETS 608,171$ 601,525$ 6,646$ 639,280$ Liabilities & Equity Non-interest-bearing Demand Deposits 122,855$ 126,035$ (3,180)$ 129,041$ NOW, Savings, Money Markets 273,279 271,999 1,280 298,286 Time Deposits 118,332 116,626 1,706 120,838 Total Deposits 514,466 514,660 (194) 548,165 Short-term Borrowings 13,593 8,056 5,537 17,238 FHLB Advances 16,000 16,000 - 16,000 Other Liabilities 4,333 3,863 470 2,900 TOTAL LIABILITIES 548,392 542,579 5,813 584,303 Equity 59,779 58,946 833 54,977 TOTAL LIABILITIES & EQUITY 608,171$ 601,525$ 6,646$ 639,280$ D&D Bancorp, Inc.

Balance Sheet Growth Fidelity D & D Bancorp, Inc. D&D Bancorp, Inc.

Capital Adequacy Ratios March 31, December 31, March 31, Well 2013 2012 2012 Capitalized Total - Risk Based Capital 13.5% 13.5% 12.9% 10.0% Tier I - Risk Based Capital 12.2% 12.2% 11.6% 6.0% Leverage 9.5% 9.7% 8.7% 5.0% Dollars in Thousands as of March 31,2013 Total Capital to Risk Weighted Assets 64,267$ 13.5% 47,695$ 10.0% 16,572$ 3.5% Tier 1 Capital to Risk Weighted Assets 58,195$ 12.2% 28,617$ 6.0% 29,578$ 6.2% Tier 1 Capital to Average Assets 58,195$ 9.5% 30,882$ 5.0% 27,313$ 4.5% Regulatory Ratios Actual Well Capitalized Excess over Well Capitalized Minimum to be Amount Ratio Amount Ratio Amount Ratio D&D Bancorp, Inc.

D&D Bancorp, Inc.

Our Vision. We are Fidelity Bank. We are passionate about success and committed to building strong relationships through superior service. We will be the best bank for our employees to work at, our customers to bank with, our shareholders to invest in, and for our community to prosper. D&D Bancorp, Inc.

What Gives Us That Competitive Advantage? D&D Bancorp, Inc.

Inbound Logistics Sales & Marketing Service Operations Outbound Logistics Fidelity Bank Value Chain How Can We All Contribute? D&D Bancorp, Inc.

Total Revenue $24,290 $24,573 $26,177 $26,780 $28,285 $22,000 $23,000 $24,000 $25,000 $26,000 $27,000 $28,000 $29,000 2008 2009 2010 2011 2012 D&D Bancorp, Inc.

Accountability, Strategic Direction, and Execution Key Performance Indicators Reaching our Goals High Performing Organization D&D Bancorp, Inc.

Equity to Assets 8.50% 8.21% 8.33% 8.84% 9.80% 7.00% 7.50% 8.00% 8.50% 9.00% 9.50% 10.00% 2008 2009 2010 2011 2012 D&D Bancorp, Inc.

D&D Bancorp, Inc. Total Risk Based 13.64% 11.43% 11.86% 12.97% 13.51% 10.00% 10.50% 11.00% 11.50% 12.00% 12.50% 13.00% 13.50% 14.00% 2008 2009 2010 2011 2012

D&D Bancorp, Inc.

A True Community Bank D&D Bancorp, Inc.

D&D Bancorp, Inc.

Increase Customer Loyalty • Customer Retention 90% (industry benchmark 85%) • Household Growth < 600 • Retail Mystery Shops = 91% (Goal > 90%) D&D Bancorp, Inc.

Increase Customer Loyalty • Established a Structured Business Calling Program • Purchased our Moosic and Kingston Office in 2012 D&D Bancorp, Inc.

Comprehensive Sales and Marketing Plan How Do We Grow Fidelity Bank? D&D Bancorp, Inc.

Commencement is a milestone event for The Commonwealth Medical College. 2013 marks the first graduation of medical doctors in Northeastern and North Central Pennsylvania. Conceived by community innovators, TCMC was built to educate students who would become community - minded, service - led physicians committed to service in rural locations. D&D Bancorp, Inc.

D&D Bancorp, Inc.

Our Market? Higher Education Johnson College Lackawanna College Luzerne County Community College Keystone College Kings College Marywood University Misericordia University TCMC University of Scranton Wilkes University D&D Bancorp, Inc.

Growth D&D Bancorp, Inc.

It’s All About the Customer D&D Bancorp, Inc.

Feet On The Street D&D Bancorp, Inc.

Strong Business Relationships = Success D&D Bancorp, Inc.

The Best Employees D&D Bancorp, Inc.

“Coming together is the beginning. Keeping together is progress. Working together is success.” - Henry Ford D&D Bancorp, Inc.

Building Strong Foundations One Customer at a Time D&D Bancorp, Inc.

Employee Engagement • Over 5,000 hours of training • Developed incentive and recognition programs support achievement and accountability • Developed a structured recruiting process where we hire the best and the brightest D&D Bancorp, Inc.

Book Value $23.73 $21.69 $21.48 $23.78 $25.37 19 20 21 22 23 24 25 26 2008 2009 2010 2011 2012 D&D Bancorp, Inc.

Fidelity D & D Bancorp, Inc. Total Return Performance 75 100 125 150 175 200 12/31/09 12/31/10 12/31/11 12/31/12 03/31/13 Index Value Fidelity D & D Bancorp, Inc. NASDAQ Composite SNL Bank Pink > $500M Period Ending Index 12/31/09 12/31/10 12/31/11 12/31/12 03/31/13 Fidelity D & D Bancorp, Inc. 100.00 139.20 150.05 155.44 177.91 NASDAQ Composite 100.00 118.15 117.22 138.02 149.77 SNL Bank Pink > $500M 100.00 105.64 103.86 114.53 124.23 D&D Bancorp, Inc.

Thank You!